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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  F O R M 8 - K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) DECEMBER 7, 2001



                      CALIFORNIA COMMUNITY BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)

       Delaware                         333-87481              94-3339505
-------------------------------- ---------------------- -----------------------
(State or other jurisdiction of       (Commission            (IRS Employer
       incorporation)                 File Number)         Identification No.)

649 Lincoln Way, Auburn, California                               95603
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 (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code   (714) 221-5353


                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5. OTHER EVENTS.

(a) NOTICE OF APPROVAL OF MERGER. On December 7, 2001, California Community Bancshares, Inc. caused Notices of Approval of Merger to be mailed to all stockholders announcing the approval of a merger of California Community Bancshares, Inc. with its 94% stockholder, CCB Newco. A copy of the Notice of Approval of Merger is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.


Exhibit 99.1 Notice of Approval of Merger of CCB Newco with and into California Community Bancshares, Inc.



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                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: December 12, 2001             CALIFORNIA COMMUNITY BANCSHARES, INC.



                                    /s/ DAVID E. HOOSTON
                                    -------------------------------------------
                                    David E. Hooston, Chief Financial Officer
                                    (Principal Accounting Officer and
                                    Principal Financial Officer)